SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549





                                    FORM 8-K





                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 30, 2004



                                   INYX, INC.

             (Exact name of registrant as specified in its charter)



Nevada                               333-83152                   75-2870720
------                               ---------                   ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)



                825 Third Avenue, 40th Floor, New York, NY 10022
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 838-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.    Entry into a Material Definitive Agreement

         On November 30, 2004, Registrant signed an Amendment to Development Agreement with Stiefel Laboratories, Inc. Such amendment adds another proprietary pharmaceutical product to the arrangement by which Registrant manufactures pharmaceutical products for Stiefel. The Amendment augments the original Development Agreement filed in a Form 8-K dated March 15, 2004.

Item 9.01.    Financial Exhibits, Pro Forma Financial Information and Exhibits.

         *10.13.6 Amendment to Development Agreement

         --------------------------
         *Confidentiality has been requested with respect to certain portions of this Agreement.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       INYX, INC.



                                                       By: /s/ Jack Kachkar
                                                          ----------------------
                                                          Jack Kachkar, Chairman

Dated:            November 30, 2004